                                                                   EXHIBIT 99.21

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-SL1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $192,823,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-SL1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                       [WELLS FARGO BANK MINNESOTA, N.A.]
                                     TRUSTEE

                                  JUNE 24, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-SL1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance    $125,087,218
Aggregate Original Principal Balance       $125,710,330
Number of Mortgage Loans                          3,068

                                 MINIMUM    MAXIMUM     AVERAGE(1)
                                 -------    --------    ----------
Original Principal Balance       $4,150     $200,000     $40,975
Outstanding Principal Balance    $3,786     $199,718     $40,772

                              MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                              -------   -------   --------------------
Original Term (mos)               60       360             221
Stated remaining Term (mos)       50       358             216
Loan Age (mos)                     2        20               5
Current Interest Rate:         7.875%   14.740%         11.067%
Original Loan-to-Value         40.00%   100.00%          99.04%
Credit Score (3)                 525       814             673

                 EARLIEST     LATEST
                 --------    --------
Maturity Date    08/01/08    04/01/34

                      PERCENT OF                                  PERCENT OF
                     MORTGAGE POOL      YEAR OF ORIGINATION      MORTGAGE POOL
LIEN POSITION
2nd Lien                   100.00%    2002                           0.01%
                                      2003                          43.27
OCCUPANCY                             2004                          56.72
Primary                     98.11%
Second Home                  0.16     LOAN PURPOSE
Investment                   1.73     Purchase                      82.16%
                                      Refinance - Rate/Term          2.76
LOAN TYPE                             Refinance - Cashout           15.08
Fixed Rate                 100.00%
                                      PROPERTY TYPE
AMORTIZATION TYPE                     Single Family Residence       75.17%
Fully Amortizing            49.48%    Townhouse                      0.62
Balloon                     50.52     Condominium                    8.20
                                      2-4 Family                     6.51
                                      PUD                            9.50

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                           NUMBER OF        BALANCE    MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
RANGE OF MORTGAGE RATES  MORTGAGE LOANS   OUTSTANDING    POOL       COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
 7.501% to  8.000%               14      $    618,764     0.49%      7.986%    709      $ 44,197     97.85%        0.00%
 8.001% to  8.500%               18           687,448     0.55       8.402     676        38,192     95.72            -
 8.501% to  9.000%              123         4,268,248     3.41       8.960     690        34,701     98.24            -
 9.001% to  9.500%               73         3,165,140     2.53       9.391     690        43,358     99.08            -
 9.501% to 10.000%              349        14,515,786    11.60       9.939     687        41,593     98.95            -
10.001% to 10.500%              751        33,356,432    26.67      10.397     689        44,416     98.90            -
10.501% to 11.000%              460        19,202,016    15.35      10.881     675        41,744     99.21            -
11.001% to 11.500%              171         7,138,311     5.71      11.312     668        41,745     99.21            -
11.501% to 12.000%              419        19,179,668    15.33      11.868     653        45,775     99.59            -
12.001% to 12.500%              153         5,708,082     4.56      12.421     653        37,308     98.51            -
12.501% to 13.000%              387        11,397,658     9.11      12.932     651        29,451     98.76            -
13.001% to 13.500%               74         3,243,063     2.59      13.257     641        43,825     99.78            -
13.501% to 14.000%               75         2,595,833     2.08      13.794     634        34,611     99.38            -
14.501% to 15.000%                1            10,769     0.01      14.740     557        10,769     90.00            -
TOTAL:                        3.068      $125,087,218   100.00%     11.067%    673      $ 40,779     99.04%        0.00%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 7.875% per annum to 14.740% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 11.067% per annum.

REMAINING MONTHS TO STATED MATURITY

                                            AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
      RANGE OF               NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
REMAINING TERMS (MONTHS)  MORTGAGE LOANS   OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
 49 to  60                        3       $      33,040     0.03%    13.480%     588      $ 11,013     93.37%       0.00%
109 to 120                       53             956,771     0.76     12.639      638        18,052     97.31        0.00
157 to 168                        1               9,611     0.01     13.990      630         9,611     95.00        0.00
169 to 180                    1,690          70,319,057    56.22     10.570      679        41,609     98.97        0.00
229 to 240                    1,034          37,878,304    30.28     11.967      662        36,633     99.23        0.00
349 to 360                      287          15,890,434    12.70     11.017      670        55,367     99.02        0.00
TOTAL:                        3,068       $ 125,087,218   100.00%    11.067%     673      $ 40,772     99.04%       0.00%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 50 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 216 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                             AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                             PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
RANGE OF ORIGINAL MORTGAGE    NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
 LOAN PRINCIPAL BALANCES    MORTGAGE LOANS  OUTSTANDING      POOL     COUPON     SCORE    OUTSTANDING    LTV     DOCUMENTATION
$1 to $25,000                     746       $ 14,353,060    11.47%    11.272%     669      $ 19,240     98.28%       0.00%
$25,001 to $50,000              1,497         53,529,490    42.79     11.106      671        35,758     99.06        0.00
$50,001 to $75,000                589         35,766,303    28.59     11.007      675        60,724     99.35        0.00
$75,001 to $100,000               207         17,832,307    14.26     10.950      673        86,146     99.38        0.00
$100,001 to $125,000               19          2,144,750     1.71     11.108      686       112,882     96.83        0.00
$125,001 to $150,000                8          1,086,719     0.87     10.497      656       135,840     98.74        0.00
$150,001 to $175,000                1            174,871     0.14     10.875      679       174,871     90.00        0.00
$175,001 to $200,000                1            199,718     0.16      9.750      673       199,718     94.59        0.00
TOTAL:                          3,068       $125,087,218   100.00%    11.067%     673      $ 40,772     99.04%       0.00%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $10,629 to approximately $142,817 and the average outstanding principal balance of the Mortgage Loans was approximately $41,882.

PRODUCT TYPES

                                             AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                                             PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                               NUMBER OF      BALANCE      MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL      FULL
       PRODUCT TYPE         MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING    LTV     DOCUMENTATION
Balloon Loans                   1,464       $ 63,190,511     50.52%     10.572%    679       $43,163      98.91%       0.00%
5 to 9 Year Fixed                   3       $     33,040      3.00%   1348.000%    588       $11,013    9337.00%       0.00%
10 to 14 Year Fixed Loans          53       $    956,771     76.00%   1263.900%    638       $18,052    9731.00%       0.00%
15 to 19 Year Fixed Loans         229       $  7,232,953    578.00%   1055.500%    676       $31,585    9945.00%       0.00%
20 to 24 Year Fixed Loans       1,032       $ 37,783,509   3021.00%   1197.200%    662       $36,612    9923.00%       0.00%
30 Year Fixed Loans               287       $ 15,890,434   1270.00%   1101.700%    670       $55,367    9902.00%       0.00%
TOTAL:                          3,068       $125,087,218    100.00%     11.067%    673       $40,772      99.04%       0.00%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                          AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     PERCENT
                           NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL      FULL
GEOGRAPHIC DISTRIBUTION  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
Alabama                          2       $     46,205      0.04%     9.990%    721      $ 23,103    100.00%       0.00%
Arizona                        154          4,951,480      3.96     11.036     669        32,152     99.44        0.00
Arkansas                         1             19,711      0.02     11.990     635        19,711    100.00        0.00
California                     915         51,021,462     40.79     10.902     677        55,761     98.94        0.00
Colorado                        98          4,047,042      3.24     10.837     672        41,296     98.95        0.00
Connecticut                     24            913,172      0.73     11.926     666        38,049     99.65        0.00
Delaware                         5            125,501      0.10     10.378     673        25,100     99.98        0.00
District of Columbia             2             70,910      0.06     10.280     671        35,455     97.18        0.00
Florida                        178          6,224,953      4.98     11.318     663        34,972     98.88        0.00
Georgia                         27            950,931      0.76     11.612     661        35,220     99.20        0.00
Hawaii                          10            540,679      0.43     11.448     667        54,068    100.00        0.00
Idaho                            8            152,127      0.12     11.504     658        19,016     99.48        0.00
Illinois                       221          8,493,634      6.79     11.359     676        38,433     98.97        0.00
Indiana                         27            633,332      0.51     11.439     664        23,457     99.60        0.00
Iowa                            11            240,031      0.19     11.285     683        21,821     99.68        0.00
Kansas                          16            483,674      0.39     11.289     653        30,230     99.21        0.00
Kentucky                        12            305,301      0.24     11.954     652        25,442     99.64        0.00
Louisiana                        5            132,774      0.11     10.761     682        26,555    100.00        0.00
Maryland                        52          2,486,610      1.99     11.022     669        47,819     99.33        0.00
Massachusetts                   62          3,159,432      2.53     11.429     671        50,959     98.34        0.00
Michigan                       108          3,208,618      2.57     12.052     665        29,709     99.23        0.00
Minnesota                       91          3,352,146      2.68     10.392     672        36,837     99.46        0.00
Mississippi                      3             74,683      0.06     10.263     696        24,894     99.74        0.00
Missouri                        60          1,657,435      1.33     11.494     667        27,624     99.63        0.00
Montana                          2             50,343      0.04     11.130     672        25,171     98.41        0.00
Nebraska                         8            185,594      0.15     10.658     672        23,199     99.09        0.00
Nevada                          58          2,305,324      1.84     10.824     680        39,747     99.54        0.00
New Hampshire                    6            273,255      0.22     11.977     669        45,543     98.36        0.00
New Jersey                      29          1,435,595      1.15     11.771     666        49,503     97.10        0.00
New Mexico                       6            145,480      0.12     10.752     679        24,247     99.18        0.00
New York                        42          2,256,081      1.80     11.234     662        53,716     99.06        0.00
North Carolina                  38          1,150,138      0.92     11.188     668        30,267     99.54        0.00
North Dakota                     2             26,458      0.02     10.517     715        13,229     93.90        0.00
Ohio                            89          2,411,604      1.93     11.260     668        27,097     99.25        0.00
Oklahoma                        15            353,323      0.28     11.546     656        23,555    100.00        0.00
Oregon                          36          1,055,912      0.84     11.198     673        29,331     99.19        0.00
Pennsylvania                    22            631,647      0.50     11.081     672        28,711     98.58        0.00
Rhode Island                    13            509,684      0.41     11.383     675        39,206     97.05        0.00
South Carolina                   8            233,250      0.19     11.176     676        29,156     97.68        0.00
South Dakota                     2             40,378      0.03     11.633     643        20,189    100.00        0.00
Tennessee                       36            973,630      0.78      9.886     668        27,045     99.17        0.00
Texas                          329          8,969,583      7.17     10.927     670        27,263     99.30        0.00
Utah                            43          1,389,989      1.11     10.877     677        32,325     99.07        0.00
Vermont                          1             67,742      0.05      8.990     703        67,742     90.00        0.00
Virginia                        59          2,602,589      2.08     11.149     667        44,112     99.62        0.00
Washington                     109          4,095,433      3.27     11.309     666        37,573     99.01        0.00
Wisconsin                       23            632,342      0.51     11.657     672        27,493     98.70        0.00
TOTAL:                       3,068       $125,087,218    100.00%    11.067%    673      $ 40,772     99.04%       0.00%

(1) No more than approximately 0.41% of the Mortgage Loans will be secured by mortgaged properties located in anyone zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                                AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                                                PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
          RANGE OF                NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
ORIGINAL LOAN-TO-VALUE RATIOS  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
50.00% or less                         1       $     24,926     0.02%     9.990%     685      $ 24,926     40.00%       0.00%
55.01% to 60.00%                       1             32,247     0.03     10.450      697        32,247     59.04        0.00
65.01% to 70.00%                       2            156,825     0.13     10.882      702        78,413     68.74        0.00
70.01% to 75.00%                       1             16,005     0.01     12.990      621        16,005     74.98        0.00
75.01% to 80.00%                       2             43,212     0.03     12.276      702        21,606     80.00        0.00
80.01% to 85.00%                      13            374,335     0.30     11.115      676        28,795     83.81        0.00
85.01% to 90.00%                     140          4,142,682     3.31     10.672      668        29,591     89.84        0.00
90.01% to 95.00%                     314         11,188,460     8.94     10.972      669        35,632     94.86        0.00
95.01% to 100.00%                  2,594        109,108,527    87.23     11.091      673        42,062     99.95        0.00
TOTAL:                             3,068       $125,087,218   100.00%    11.067%     673      $ 40,772     99.04%       0.00%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 40.00% to 100.00%.

LOAN PURPOSE

                                        AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                                        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                          NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
LOAN PURPOSE           MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
Purchase                   2,503       $102,776,662    82.16%    11.068%     675       $41,061     99.21%       0.00%
Refinance - Cashout          479         18,860,558    15.08     11.122      661        39,375     98.27        0.00
Refinance - Rate Term         86          3,449,998     2.76     10.740      665        40,116     98.08        0.00
TOTAL:                     3,068       $125,087,218   100.00%    11.067%     673       $40,772     99.04%       0.00%

TYPES OF MORTGAGED PROPERTIES

                                          AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                            NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
PROPERTY TYPE            MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
Single Family Residence      2,327       $ 94,023,522    75.17%    11.068%     671       $40,405     99.14%       0.00%
Townhouse                       20            781,751     0.62     10.554      678        39,088     99.67        0.00
Condo                          265         10,258,811     8.20     11.122      676        38,712     99.19        0.00
2-4 Family                     175          8,137,482     6.51     11.469      683        46,500     97.61        0.00
PUD                            281         11,885,653     9.50     10.766      673        42,298     99.06        0.00
TOTAL:                       3,068       $125,087,218   100.00%    11.067%     673       $40,772     99.04%       0.00%

DOCUMENTATION SUMMARY

                                           AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                                           PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                             NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
DOCUMENTATION             MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
Stated                        2,056       $ 86,181,986     68.90%   10.885%     677       $ 41,917      99.17%     0.00%
No Income Verification          832         31,840,450     25.45    11.706      664         38,270      98.79      0.00
12 Month Bank Statements         68          3,411,884      2.73    10.056      651         50,175      98.55      0.00
Lite                             74          2,525,248      2.02    10.861      652         34,125      99.44      0.00
24 Month Bank Statements         22            933,534      0.75    10.116      676         42,433      97.02      0.00
Easy                             15            179,655      0.14    12.337      590         11,977      94.13      0.00
6 Month Bank Statements           1             14,461      0.01     9.990      801         14,461     100.00      0.00
TOTAL:                        3,068       $125,087,218    100.00%   11.067%     673       $ 40,772      99.04%     0.00%

OCCUPANCY TYPES

                              AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                              PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
OCCUPANCY    MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
Primary           2,976      $122,725,452    98.11%    11.075%     672       $41,238     99.22%       0.00%
Investment           85         2,163,642     1.73     10.684      690        25,455     89.66        0.00
Second Home           7           198,124     0.16     10.258      705        28,303     90.53        0.00
TOTAL:            3,068      $125,087,218   100.00%    11.067%     673       $40,772     99.04%       0.00%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                     AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                                     PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
MORTGAGE LOANS AGE     NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
(MONTHS)            MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
 2                        160       $  8,316,505     6.65%    11.298%     664       $51,978     98.66%       0.00%
 3                        783         34,275,275    27.40     10.743      679        43,774     98.76        0.00
 4                        650         26,144,147    20.90     10.844      672        40,222     99.09        0.00
 5                        396         13,890,889    11.10     11.056      675        35,078     99.19        0.00
 6                        421         15,952,308    12.75     10.899      680        37,891     98.78        0.00
 7                        353         13,858,590    11.08     11.738      661        39,259     99.50        0.00
 8                        208          8,556,073     6.84     11.849      664        41,135     99.49        0.00
 9                         72          3,148,857     2.52     11.470      661        43,734     99.81        0.00
10                         19            745,374     0.60     11.771      661        39,230     99.83        0.00
11                          5            189,588     0.15     11.094      683        37,918    100.00        0.00
20                          1              9,611     0.01     13.990      630         9,611     95.00        0.00
TOTAL:                  3,068       $125,087,218   100.00%    11.067%     673       $40,772     99.04%       0.00%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERMS

                                          AGGREGATE                           WEIGHTED   AVERAGE     WEIGHTED
                                          PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE       PERCENT
       ORIGINAL             NUMBER OF      BALANCE      MORTGAGE   AVERAGE     CREDIT     BALANCE    ORIGINAL        FULL
PREPAYMENT PENALTY TERM  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING    LTV      DOCUMENTATION
None                         1,653       $ 61,056,004    48.81%      10.976%    676       $36,936       98.95%      0.00%
6 Months                         2       $     86,298     7.00%    1162.600%    655       $43,149    10000.00%      0.00%
12 Months                       82          3,871,687     3.10       11.543     666        47,216       98.10       0.00
18 Months                        1             96,824     0.08        9.990     695        96,824      100.00       0.00
24 Months                      482         21,951,754    17.55       11.516     664        45,543       99.42       0.00
36 Months                      794         36,282,964    29.01       10.930     674        45,696       99.01       0.00
42 Months                        2             65,442     0.05        9.588     671        32,721      100.00       0.00
60 Months                       52          1,676,245     1.34       10.433     662        32,235       99.69       0.00
TOTAL:                       3,068       $125,087,218   100.00%      11.067%    673       $40,772       99.04%      0.00%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 31 months.

CREDIT SCORES

                                         AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                                         PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                           NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
RANGE OF CREDIT SCORES  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
501 to 525                      1       $     35,538     0.03%    12.990%     525       $35,538     99.95%       0.00%
551 to 575                      6            120,926     0.10     12.193      561        20,154     95.91        0.00
576 to 600                     20            486,389     0.39     11.704      592        24,319     98.13        0.00
601 to 625                    170          6,677,091     5.34     12.064      619        39,277     98.23        0.00
626 to 650                    787         31,410,715    25.11     11.676      640        39,912     99.22        0.00
651 to 675                    934         37,823,493    30.24     11.141      663        40,496     99.19        0.00
676 to 700                    572         23,876,520    19.09     10.605      686        41,742     98.71        0.00
701 to 725                    280         11,621,697     9.29     10.357      713        41,506     99.21        0.00
726 to 750                    174          7,870,697     6.29     10.285      736        45,234     99.13        0.00
751 to 775                     88          3,729,737     2.98     10.363      760        42,383     98.83        0.00
776 to 800                     34          1,387,159     1.11     10.323      784        40,799     99.32        0.00
801 to 825                      2             47,256     0.04     10.406      810        23,628     99.17        0.00
TOTAL:                      3,068       $125,087,218   100.00%    11.067%     673       $40,772     99.04%       0.00%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 673.

ORIGINATORS

                               AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                               PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
                 NUMBER OF      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL       FULL
ORIGINATORS   MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
ACCREDITED          581       $ 24,352,370    19.47%    10.639%     672       $41,915     99.18%       0.00%
FIELDSTONE          511         23,375,633    18.69     10.259      689        45,745     98.63        0.00
FIRST NLC           339         18,100,907    14.47     11.223      667        53,395     98.85        0.00
FREMONT             373         16,624,298    13.29     12.447      652        44,569     99.72        0.00
MILA                562         16,042,716    12.83     12.138      659        28,546     98.82        0.00
DECISION ONE        381         15,018,934    12.01     10.816      682        39,420     98.71        0.00
HOMELOAN            321         11,572,360     9.25     10.213      683        36,051     99.59        0.00
TOTAL:            3,068       $125,087,218   100.00%    11.067%     673       $40,772     99.04%       0.00%